NOTICE OF GUARANTEED DELIVERY
                                with respect to
                           7% Senior Notes due 2029
                                      of
                        THE PEPSI BOTTLING GROUP, INC.
                Pursuant to the Prospectus dated [ ] ___, 1999

     THIS FORM, OR ONE SUBSTANTIALLY EQUIVALENT HERETO, MUST BE USED BY ANY HOLDER OF 7% SENIOR NOTES DUE 2029 (THE "OLD NOTES") OF THE PEPSI BOTTLING GROUP, INC., A DELAWARE CORPORATION (THE "COMPANY"), WHO WISHES TO TENDER OLD NOTES PURSUANT TO THE COMPANY'S EXCHANGE OFFER, AS DEFINED IN THE PROSPECTUS DATED [ ]___, 1999 (THE "PROSPECTUS") AND (i) WHOSE OLD NOTES ARE NOT IMMEDIATELY AVAILABLE OR (ii) FOR WHOM TIME WILL NOT PERMIT SUCH HOLDERS OF OLD NOTES OR OTHER REQUIRED DOCUMENTS TO REACH THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE (AS DEFINED IN THE PROSPECTUS), OR THE PROCEDURE FOR BOOK-ENTRY TRANSFER CANNOT BE COMPLETED ON A TIMELY BASIS. SUCH FORM MAY BE DELIVERED BY FACSIMILE TRANSMISSION, MAIL OR HAND DELIVERY TO THE EXCHANGE AGENT. SEE "THE EXCHANGE OFFER--GUARANTEED DELIVERY PROCEDURES" IN THE PROSPECTUS.

           Delivery to: The Chase Manhattan Bank, as Exchange Agent



        By Registered or Certified Mail, Overnight Courier or by Hand:

                           The Chase Manhattan Bank
                                55 Water Street
                           Room 234, North Building
                           New York, New York 10041
                           Attention: Carlos Esteves

                                      or

                                 By Facsimile:
                              (212) 638-7375, or
                                (212) 344-9367
                       (For Eligible Institutions Only)

                             Confirm by Telephone:
                                (212) 638-0828


     Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission via a facsimile number other than as set forth above will not constitute a valid delivery.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes or Book-Entry Interests in Old Notes, as applicable, specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering holder of Old Notes set forth in the Letter of Transmittal. The undersigned hereby tenders the Old Notes listed below:


       CERTIFICATE NUMBERS
          (IF AVAILABLE)                  PRINCIPAL AMOUNT TENDERED



---------------------------------       ---------------------------------------

---------------------------------       ---------------------------------------

---------------------------------        --------------------------------------

     All authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


If Old Notes will be tendered by        SIGN HERE
book-entry transfer:


Name of Tendering Institution:          .......................................
                                        Signature(s)
 .....................................


The Depository Trust Company


Account No.:..........................  .......................................
                                        Name(s) (Please Print)

                                        .......................................
                                        Address

                                        .......................................
                                        Zip Code

                                        .......................................
                                        Area Code and Telephone Number

                                        Date:...................................

                                   GUARANTEE

                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a participant in a Recognized Signature Guarantee Medallion Program, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), together with the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus, and any other required documents, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the date of execution this Notice of Guaranteed Delivery.


                                        SIGN HERE


                                        .......................................
                                        Name of Firm


                                        .......................................
                                        Authorized Signature


                                        .......................................
                                        Name (Please Print)


                                        .......................................


                                        .......................................
                                        Address


                                        .......................................
                                        Zip Code


                                        .......................................
                                        Area Code and Telephone No.


                                        Date:..................................


DO NOT SEND CERTIFICATE FOR OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF CERTIFICATES FOR OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

                                 INSTRUCTIONS


     1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at one of its addresses set forth on the cover hereof prior to 5:00 p.m. on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and all other required documents to the Exchange Agent is at the election and risk of the Holder but, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service, properly insured. If such delivery is by mail, it is recommended that the Holder use properly insured, registered mail with return receipt requested. For a full description of the guaranteed delivery procedures, see the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." In all cases, sufficient time should be allowed to assure timely delivery. No Notice of Guaranteed Delivery should be sent to the Company.

     2. SIGNATURE ON THIS NOTICE OF GUARANTEED DELIVERY; GUARANTEE OF SIGNATURES. If this Notice of Guaranteed Delivery is signed by the holder(s) of the Old Notes referred to herein, then the signature must correspond exactly with the name(s) of the holder(s) that appear on the security position listing maintained by the Depositary.

     If this Notice of Guaranteed Delivery is signed by a person other than the holder(s) of any Old Notes listed, this Notice of Guaranteed Delivery must be accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the holder(s) that appear on the security position listing maintained by the Depositary.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of such person's authority so to act must be submitted with this Notice of Guaranteed Delivery.

     3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the Exchange Offer or the procedure for consenting and tendering as well as requests for assistance or for additional copies of the Prospectus, the Letter of Transmittal and this Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address set forth on the cover hereof or to your broker, dealer, commercial bank or trust company.


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